Exhibit 99.1

EyePoint Pharmaceuticals Appoints George O. Elston as Chief Financial Officer and Head of Corporate Development

- Veteran biopharmaceutical executive with broad experience at global companies brings more than 25 years of finance, partnering and M&A experience to role -

WATERTOWN, MA – November 14, 2018 – EyePoint Pharmaceuticals, Inc. (NASDAQ:EYPT), a specialty biopharmaceutical company committed to developing and commercializing innovative ophthalmic products, today announced the appointment of George O. Elston as Chief Financial Officer and Head of Corporate Development. Mr. Elston has previously been a consultant to the Company and will now transition into this permanent role effective immediately. In this role, Mr. Elston will lead the Company’s financial, capital markets, and corporate development initiatives. Mr. Elston brings more than 25 years of diverse financial and senior leadership experience in the biopharmaceutical sector with both global publicly-traded and privately-held organizations.

“EyePoint is delighted to welcome George during this exciting period of momentum for our ongoing commercial launches of DEXYCU® and YUTIQ® in the U.S.,” said Nancy Lurker, President and Chief Executive Officer of EyePoint Pharmaceuticals. “George has a proven track record of executing value-creating financial and partnering transactions in the biopharmaceutical sector. His expertise will be greatly beneficial as we continue to build our commercial footprint, while assessing our organic growth and business development pipeline opportunities to expand our ophthalmology reach.”

“DEXYCU and YUTIQ have the potential to change the treatment paradigm for these ocular diseases that represent significant areas of unmet need,” said Mr. Elston. “I look forward to collaborating with the dedicated EyePoint management team and contributing to the future commercial, clinical and operational growth of the Company.”

Mr. Elston most recently served as Chief Financial Officer and Head of Corporate Development at Enzyvant Therapeutics where he helped build the pre-commercial rare disease firm leading to its recent acquisition. He previously was President and Chief Executive Officer at 2X Oncology, Inc., where he advanced the Company from a spin-out into a multi-program, clinical-stage organization. He has also held senior executive roles at Juniper Pharmaceuticals, Inc. KBI Biopharma and Optherion, Inc. Mr. Elston began his career in public accounting at PriceWaterhouseCoopers. He earned his B.B.A. in accounting from Pace University and is a Certified Public Accountant. He currently serves as a Trustee and Audit Committee Chairman of the DWS – DBX ETF Trust.

Inducement Grants under Nasdaq Listing Rule 5635(c)(4)

In connection with the hiring of Mr. Elston, the Compensation Committee of Eyepoint Pharmaceutical’s Board of Directors granted stock options to purchase an aggregate of 745,000 shares of common stock as an inducement award material to Mr. Elston entering into employment with the Company in accordance with Nasdaq Listing Rule 5635(c)(4). The stock options have an exercise price equal to the closing price of EyePoint's common stock on November 14, 2019, and will vest as follows: 25% on the first anniversary and monthly through the fourth anniversary of the date of grant, subject to the terms of grant.

About EyePoint Pharmaceuticals

EyePoint Pharmaceuticals, Inc. (www.eyepointpharma.com), headquartered in Watertown, MA, is a specialty biopharmaceutical company committed to developing and commercializing innovative ophthalmic products in indications with high unmet medical need to help improve the lives of patients with serious eye disorders. With the approval by the FDA on October 12, 2018 of the YUTIQ® three-year treatment of chronic non-infectious uveitis affecting the posterior segment of the eye, the Company has developed five of the six FDA-approved sustained-release treatments for eye diseases. The most common adverse reactions reported for YUTIQ were cataract development and increases in intraocular pressure. DEXYCU® was approved by the FDA on February 9, 2018. DEXYCU, administered as a single intraocular dose at the end of ocular surgery for the treatment of postoperative inflammation, is the first and only FDA-approved intraocular product with this indication. The most common adverse reactions reported by 5-15% of patients were increased intraocular pressure, corneal edema and iritis. DEXYCU employs the Verisome® extended-release drug delivery technology, which encompasses a broad number of related, but distinct drug delivery systems with the potential of incorporating an extensive range of active agents, including small molecules, proteins and monoclonal antibodies. ILUVIEN® (fluocinolone acetonide intravitreal implant), a micro-insert for diabetic macular edema, licensed to Alimera Sciences, Inc. (“Alimera”), is currently sold directly in the U.S. and several EU countries. Retisert® (fluocinolone acetonide intravitreal implant), for non-infectious posterior segment uveitis, is licensed to and sold by Bausch & Lomb, Inc. The Company's pre-clinical development program is focused on using its core Durasert™ and the Verisome platform technologies to deliver drugs to treat wet age-related macular degeneration, glaucoma, and other diseases. To learn more about the Company, please visit www.eyepointpharma.com and connect on Twitter and LinkedIn.

SAFE HARBOR STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION ACT OF 1995: Various statements made in this release are forward-looking, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements that address activities, events or developments that we intend, expect, plan or believe may occur in the future, including but not limited to statements about our commercialization of YUTIQ and DEXYCU, the potential for our products to alter the treatment landscape for ocular diseases; our expectations regarding the regulatory review of our sNDA filing for our YUTIQ line extension shorter-acting treatment for non-infectious uveitis affecting the posterior segment of the eye; the expected use of proceeds from our debt refinancing and equity offering and our expectation that the Company’s existing cash and cash equivalents at September 30, 2019 and cash inflows from anticipated YUTIQ and DEXYCU product sales will be sufficient to fund our operating plan into 2020, are forward-looking statements. Some of the factors that could cause actual results to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements are risks and uncertainties inherent in our business including, without limitation: our ability to achieve profitable operations and access to needed capital; fluctuations in our operating results; our ability to successfully produce sufficient commercial quantities of YUTIQ and DEXYCU and to successfully commercialize YUTIQ and DEXYCU in the U.S.; our ability to sustain and enhance an effective commercial infrastructure and enter into and maintain commercial agreements for YUTIQ and DEXYCU; the regulatory approval and successful release of our YUTIQ line extension shorter-duration treatment for non-infectious uveitis affecting the posterior segment of the eye; potential off-label sales of ILUVIEN for non-infectious uveitis affecting the posterior segment of the eye; consequences of fluocinolone acetonide side effects for YUTIQ; consequences of dexamethasone side effects for DEXYCU; successful commercialization of, and receipt of revenues from, ILUVIEN for diabetic macular edema, or DME; Alimera’s ability to obtain additional marketing approvals and the effect of pricing and reimbursement decisions on sales of ILUVIEN for DME; Alimera’s ability to commercialize ILUVIEN for non-infectious uveitis affecting the posterior segment of the eye in the territories in which Alimera is licensed to do so; declines in Retisert royalties; our ability to market and sell products; the success of current and future license agreements; termination or breach of current license agreements; our dependence on contract research organizations, contract sales organizations, vendors and investigators; effects of competition and other developments affecting sales of products; market acceptance of products; effects of guidelines, recommendations and studies; protection of intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability; industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; volatility of stock price; possible dilution; absence of dividends; and other factors described in our filings with the Securities and Exchange Commission. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized.

Contacts

Investors:

Argot Partners

Kimberly Minarovich or Joe Rayne

212-600-1902

eyepoint@argotpartners.com

Media:

Thomas Gibson

(201) 476-0322

tom@tomgibsoncommunications.com